EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of Castmor Resources Ltd. on Form 10-Q for the quarter ended May 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Benny Powell, President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 8, 2012                        By  /s/ Benny Powell
                                              ----------------------------------
                                              Benny Powell
                                              President, Chief Executive Officer
                                              Chief Financial Officer, and
                                              Principal Accounting Officer